Commitments and Contingencies	12 Months Ended
Feb. 26, 2012
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9 — COMMITMENTS AND CONTINGENCIES

The Company has commitments under non-cancelable operating leases for office and manufacturing space and certain machinery and equipment. The leases range from one to ten years and generally contain renewal options for periods ranging from one to ten years. Some of the leases contain future rent escalation clauses. Total rental expense on operating leases was $6,789, $6,746 and $6,953 in fiscal 2012, 2011 and 2010, respectively.

The following is a schedule of required future minimum lease payments:

Fiscal year ending	Operating Leases
2013	$5,897
2014	5,352
2015	4,657
2016	4,387
2017 and subsequent years	1,399

Total future minimum lease payments	$21,692

Legal matters

On January 9, 2012, the Company learned that VMOOM, a general partnership located in San Marino, California (the “Plaintiff”), filed a complaint against the Company in the Los Angeles Superior Court (the “State Court”). The complaint asserted claims for breach of contract, interference with present and prospective economic relationships and economic advantages, fraud, and equitable indemnity and comparative contribution, alleging that the Company breached its contractual obligations by its late delivery and its failure to deliver to computer systems valued at approximately $900, on or before the dates requested, resulting in damage to the Plaintiff in the form of penalties and lost immediate and future business.

On February 2, 2012 the Company removed the action to the Federal Court Central District of California. On February 15, 2012 the Company filed a motion to dismiss all claims in the complaint except for the breach of contract claim, and to bar damages beyond those allowed under the limitation of damages provision in the contract cited in the complaint (value of the products at issue). The Company also filed an opposition to Plaintiff’s motion to remand to State Court.

On March 19, 2012, Plaintiff filed a First Amended Complaint, withdrawing two of its claims, and asserted the remaining claims from its initial complaint. Plaintiff alleged damages of $11,800, along with punitive damages between two and three times the amount of its actual damages, plus attorneys’ fees and costs as allowed by law.

On April 2, 2012, the Company filed a motion to dismiss all claims against the Company except for the breach of contract claims. In response to Plaintiff’s opposition filed April 9, 2012, the Company filed on April 16, 2012 a reply brief in support of its motion to dismiss the First Amended Complaint.

On April 24, 2012 the Federal Court ruled, without oral argument, on the Company’s motions, dismissing the equitable indemnity/contributions claim, applying Massachusetts law and the limitations of liability provision of the contract to the Plaintiff’s claims, dismissing Plaintiff’s request for consequential and punitive damages, and denying Plaintiff’s remained motion. The Federal Court allowed Plaintiff 20 days to file an amended complaint.

On May 11, 2012, Plaintiff served on the Company its Second Amended Complaint, reasserting all the claims in its First Amended Complaint, plus an additional claim of breach of fiduciary duty and seeking damages the same as sought by Plaintiff in its First Amended Complaint.

The Company is currently preparing its response to Plaintiff’s the Second Amended Complaint and intend to file that motion on or before May 31, 2012.

The Company intends to vigorously defend this case and believes it has valid legal defenses and counter claims against Plaintiff. Given that discovery has not yet commenced, the Company is unable to estimate any potential contingent losses, if any, nor is adequate information available to estimate such range of loss.

The Company is involved in various other legal proceedings arising in the ordinary course of business, none of which we currently expect to have a material adverse effect on our results of operations, cash flows or financial condition.

On April 14, 2010, the Company settled a legal matter related to the sale of the Emergent Business and received a final payment of $3,825. See Note 15 for further discussion.

Purchase commitments

As of February 26, 2012 and February 27, 2011, the Company had outstanding purchase commitments to one contract manufacturer amounting to approximately $3,931 and $3,900, respectively.

Guarantor arrangements

The Company’s standard sales contracts and agreements contain infringement indemnification provisions. Pursuant to these provisions, the Company indemnifies, holds harmless and agrees to reimburse the indemnified party for losses suffered or incurred by the indemnified party (generally business partners or customers) in connection with certain patent, copyright or other intellectual property infringement claims in the countries in which the Company operates by any third party with respect to the Company’s products. The term of these indemnification provisions is generally perpetual effective at the time of the sale of the product. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited. The Company has never incurred costs to defend lawsuits or settle claims related to these indemnification agreements and management is not aware of any pending, threatened or unasserted claims regarding these agreements. As a result, the Company believes the estimated fair value of these agreements is minimal. Accordingly, no liabilities have been recorded for these agreements as of February 26, 2012 and February 27, 2011, respectively.

As permitted under Bermuda and Delaware law, the Company has agreed to indemnify its officers and directors for certain events or occurrences while the officer or director is, or was serving, at the Company’s request in such capacity. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited; however, the Company has a Director and Officer insurance policy that limits its exposure and enables it to recover a portion of any future amounts paid. The aggregate limit on this insurance policy is $20,000. As a result of this insurance policy coverage, the Company believes the estimated fair value of these indemnification arrangements is minimal. The Company has no liabilities recorded for these agreements as of February 26, 2012 and February 27, 2011, respectively.

In fiscal 2003, the Company acquired all of the outstanding shares of Cemprus, LLC and its subsidiaries (“Cemprus”) from Platinum Equity, LLC (“Platinum”). Certain of the Company’s subsidiaries entered into an indemnity agreement with Platinum as part of the purchase of Cemprus. Under the indemnity agreement, the subsidiaries agree to indemnify Platinum against certain claims arising after the purchase of Cemprus. The indemnification obligations are limited to claims respecting certain obligations of Platinum under its Cemprus acquisition agreement with Lucent, certain related Platinum guarantees associated with that transaction and a certain letter agreement with Hewlett-Packard for certain product and license agreements between Cemprus and Hewlett-Packard. The Company has never incurred costs to defend lawsuits or settle claims related to these agreements. As a result, the Company believes the estimated fair value of these agreements is minimal. Accordingly, no liabilities have been recorded for these agreements as of the end of fiscal 2012 and 2011.